UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2025

AMERICAN CLEAN RESOURCES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-14319	84-0991764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12567 West Cedar Drive, Suite 104, Lakewood, CO 80228-2039 (Address of principal executive offices)

1.720.458.1124
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value	ACRG	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 12, 2025, American Clean Resources Group (“ACRG”) announced that GIR, LLC (“GIR”), as subsidiary of Sustainable Metal Solutions, LLC (“SMS”), received official confirmation from the Colorado Division of Reclamation, Mining and Safety (“DRMS”) indicating that GIR’s mining permit application has met the baseline requirements for review. GIR had petitioned DRMS to upgrade its Cross/Caribou Mine permit from a limited-impact 110B designation to a 112D Designated Mining Operations to enhance its operations.

A limited-impact 110B designation is a permit classification typically meant for smaller-scale operations that disturb a limited amount of land (up to 10 acres), imposing certain restrictions on scope and environmental impact. By contrast, a 112D Designated Mining Operation expands both the operational footprint and the regulatory framework—allowing for larger-scale mining activities, while also requiring stricter adherence to environmental, safety, and reclamation standards. Pending review, the acreage will increase from roughly 10 acres to nearly 206, marking a substantial leap in operational efficiency, environmental responsibility, and sustainable practices. This expansion aligns with strict reclamation and safety requirements while reinforcing community trust. ACRG anticipates that the redesignation will strengthen operational capabilities and enhance environmental stewardship for SMS.

ACRG is currently in the process of acquiring SMS and its subsidiary, GIR.

Cautionary Statement Regarding Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which ACRG operates, management’s beliefs and assumptions made by management. Such statements involve uncertainties that could significantly impact ACRG’s financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address events or developments that we expect or anticipate will occur in the future — including statements relating to job creation and economic growth, development, industrial production, and general conditions in the geographic areas — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. ACRG undertakes no duty to update any forward-looking statements appearing in this release.

Item 9.01. Exhibits

(d) Exhibits.

As described in Item 8.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated February 12, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLEAN RESOURCES GROUP, INC.

Date: February 17, 2025	By:	/s/ Tawana Bain
Tawana Bain
Chief Executive Officer

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